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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                   FORM 8-K/A

                                 AMENDMENT NO. 1
                          -----------------------------

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 23, 2007

                           NATIONAL DATACOMPUTER, INC.
               (Exact name of registrant as specified in charter)

            DELAWARE                  0-15885                04-2942832
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     (State or other juris-         (Commission             (IRS Employer
    diction of incorporation        File Number)         Identification No.)



          900 MIDDLESEX TURNPIKE
               BILLERICA, MA                                          01821
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(Address of principal executive offices)                           (Zip Code)

       Registrant's telephone number, including area code: (978) 663-7677

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

ITEM 2.01   COMPLETION OF DISPOSITION OF ASSETS.

ITEM 3.02   UNREGISTERED SALES OF EQUITY SECURITIES.

ITEM 5.01   CHANGE OF CONTROL OF REGISTRANT.

This Amendment No. 1 on Form 8-K/A ("Amendment No. 1") amends the Current Report on Form 8-K filed by National Datacomputer, Inc. (the "Company") on January 26, 2007 regarding a completed transaction with respect to, among other items, the Company's acquisition of its issued and outstanding preferred stock together with 30,339,236 shares of its common stock from A.S.T, Inc. ("AST") and its affiliates.

This January 26, 2007 Current Report on Form 8-K updated the Current Report on Form 8-K filed on December 5, 2006, which discussed the initial term sheet agreement dated November 29, 2006 (the "Term Sheet"), which the Company entered into with AST and Phyle Industries, Inc. By this reference, the contents of the January 26, 2007, and the December 5, 2006, Current Reports on Form 8-K are incorporated herein.

Pursuant to the Term Sheet and the transaction as described in the January 26, 2007 Current Report on Form 8-K, the Company sold its audit business line to AST in exchange for its preferred stock. The purpose of the Amendment No. 1 is to furnish the pro forma financial information of the Company required by Item 9.01
(b) of Form 8-K and file the agreements relevant to the transactions, or forms thereof, herewith.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(B) PRO FORMA FINANCIAL INFORMATION

The Unaudited Pro Forma Condensed Financial Statements furnished herewith, give effect to the disposition of the audit business line to be accounted for as a discontinued operation in accordance with FAS 144. The sale price for the audit business line was $500,000. The Company expects to realize a loss of approximately $7,000 for this transaction which will be recorded in its financial results for the twelve months ending December 31, 2006.

The Unaudited Pro Forma Balance Sheet as of September 30, 2006, furnished as
Exhibit 99.1, gives effect to the disposition of the audit business line as if it had occurred on September 30, 2006. The Unaudited Pro Forma Statement of Operations for the nine months ended September 30, 2006 and 2005, furnished herewith as Exhibits 99.2 and 99.3, is presented with the Statement of Operations as reported in the Company's Form 10-QSB filed with the Securities and Exchange Commission on November 14, 2006, which gives effect to the disposition of the audit business line as if it had occurred on January 1, 2006 and 2005, respectively.

Such furnished pro forma information is based upon historical financial statements, and should be read together with the Company's Financial Statements as of December 31, 2005, including the notes thereto, included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005, as well as the Financial Statements as of September 30, 2006, including the notes thereto, included in the Company's Quarterly Report on Form 10-QSB for the nine months ended September 30, 2006.

The Pro Forma Financial Information furnished herewith is for informational purposes only, and does not purport to present what the Company's results would actually have been had these transactions actually occurred on the dates presented or to project the Company's results of operations or financial position for any future period. The information in this Section 9.01(b) of this Current Report on Form 8-K, or furnished herewith, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.


(D) EXHIBITS.

EXHIBIT NO    EXHIBIT
----------    -------
99.1          Unaudited Pro Forma Balance Sheet As of September 30, 2006
99.2          Unaudited Pro Forma Statement of Operations For the Nine Months
              Ended September 30, 2006
99.3          Unaudited Pro Forma Statement of Operations For the Nine Months
              Ended September 30, 2005
99.4          Notes to Unaudited Pro Forma Financial Statements
99.5          Closing Statement and Agreement
99.6          Warranty Bill of Sale
99.7          Patent and Copyright Assignment
99.8          Assignment of Equipment Molds
99.9          Share Delivery Agreement
99.10         Share Transfer Authorization Agreement
99.11         Exhibit "B"
99.12         Exhibit "C"

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             NATIONAL DATACOMPUTER INC.

 Date: March 1, 2007                         /s/ Bruna Bucacci
                                             ------------------------------
                                             Name:   Bruna Bucacci
                                             Title:  Chief Accounting Officer




                                  EXHIBIT INDEX


EXHIBIT NO    EXHIBIT
----------    -------
99.1          Unaudited Pro Forma Balance Sheet As of September 30, 2006
99.2          Unaudited Pro Forma Statement of Operations For the Nine Months
              Ended September 30, 2006
99.3          Unaudited Pro Forma Statement of Operations For the Nine Months
              Ended September 30, 2005
99.4          Notes to Unaudited Pro Forma Financial Statements
99.5          Closing Statement and Agreement
99.6          Warranty Bill of Sale
99.7          Patent and Copyright Assignment
99.8          Assignment of Equipment Molds
99.9          Share Delivery Agreement
99.10         Share Transfer Authorization Agreement
99.11         Exhibit "B"
99.12         Exhibit "C"

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